UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2004

                            REINHOLD INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 DELAWARE                               0-18434                      13-2596288
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
 of incorporation or organization)                          Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California                 90670
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

(562) 944-3281
--------------------------------------------------------------------------------
 (Registrant's telephone number,
    including area code)

                            N/A
--------------------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

This report is being filed to amend the Registrant's Current Reports on Form 8-K filed December 22, 2004 and January 3, 2005, to file the unaudited consolidated pro financial information included in this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.
         (b) Unaudited Pro Forma Statement of Operations for the year ended December 31, 2004 Notes
         (c)      Not Applicable

             UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

         The following unaudited consolidated pro forma financial statements give effect to the registrant's sale of its Samuel Bingham Enterprises, Inc. subsidiary on December 17, 2004, and the payment of an extraordinary dividend of $11.75 per share on December 28, 2004. In each case, the unaudited consolidated pro forma information is presented as if the transaction had taken place on January 1, 2004. The registrant prepared the unaudited consolidated pro forma financial statements based on the registrant's historic financial statements and assumptions that management considered reasonable. The unaudited consolidated pro forma financial statements are not necessarily indicative of the results that might have been achieved had the transactions actually occurred on January 1, 2004, nor are they necessarily indicative of the operating results which may occur in the future.

         You should read the unaudited consolidated pro forma financial statements in conjunction with the historical consolidated financial statements and notes thereto in the registrant's Annual Report on Form 10-K for the year ended December 31, 2004.

         Because the effects of the transactions are fully reflected in the registrant's historical consolidated balance sheet included in the registrant's Annual Report on Form 10-K for the year ended December 31, 2004, we have included in this report only an unaudited consolidated pro forma statement of operations for the year ended December 31, 2004.

           Consolidated Pro Forma Statement of Operations for the Year
                             Ended December 31, 2004
                (Amounts in Thousands, except per share amounts)






                                                                   Historical        Adjustments      Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                                            $ 57,739                  -       $ 57,739
Cost of sales                                                          37,628                  -         37,628
------------------------------------------------------------------------------------------------------------------------------------
Gross profit                                                           20,111                  -         20,111
Selling, general and administrative expenses                            9,432                  -          9,432
------------------------------------------------------------------------------------------------------------------------------------
Operating income                                                       10,679                  -         10,679
Interest income (expense), net (Note 1)                                    93             (1,282)        (1,189)
------------------------------------------------------------------------------------------------------------------------------------
Income before minority interest and income taxes                       10,772             (1,282)         9,490
Minority interest, net of income taxes                                     30                  -             30
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                             10,802             (1,282)         9,520
Income taxes (Note 2)                                                   4,855               (494)         4,361
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                       5,947               (788)         5,159

Discontinued operations (Note 3):
Loss from operation of discontinued segment                            (1,316)             1,316              -
Impairment loss                                                        (5,692)             5,692              -
Loss on disposition                                                      (465)               465              -
Income tax benefit                                                      2,636             (2,636)             -
------------------------------------------------------------------------------------------------------------------------------------
Loss on discontinued operations                                        (4,837)             4,837              -
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                      $1,110              4,017          5,159


Earnings (loss) per share:

Basic                                                                $   0.36                               1.69
Diluted                                                              $   0.35                               1.64

See accompanying notes to unaudited consolidated pro forma financial statements.

         Notes to Unaudited Consolidated Pro Forma Financial Statements

1. Represents the interest expense of borrowings to finance the extraordinary dividend of $11.75 per share paid December 28, 2004.

2. Represents the income tax effect of the borrowings to finance the extraordinary dividend.

3. Represents the elimination of the entries attributable to the operations and disposition of the Samuel Bingham Enterprises, Inc. subsidiary.

                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     REINHOLD INDUSTRIES, INC.
                                     Registrant


Date:  March 30, 2005                By:   /s/ Brett Meinsen
                                     ------------------------------
                                     Name:  Brett Meinsen
                                     Title:    Treasurer